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                                                                EXHIBIT 10.122

                             SECOND AMENDMENT TO
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            FIRST AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
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  THIS SECOND AMENDMENT TO FIRST AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
(the "Amendment"), dated as of February 26, 1998, is entered into by and among
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MICRON TECHNOLOGY, INC. (the "Company"), BANK OF AMERICA NATIONAL TRUST AND
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SAVINGS ASSOCIATION, as agent for itself and the Banks (the "Agent"), and the
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several financial institutions party to the Credit Agreement (collectively, the
"Banks").
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                                  RECITALS
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  A.  The Company, the Banks and the Agent are parties to a First Amended and
Restated Revolving Credit Agreement dated as of May 28, 1997, as amended by the First Amendment to First Amended and Restated Revolving Credit Agreement dated as of November 28, 1997 (the "Credit Agreement"), pursuant to which the Banks
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have extended certain credit facilities to the Company.

  B. The Company has requested that the Agent and the Banks agree to certain amendments of the Credit Agreement.

  C. The Agent and the Banks are willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

  NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

  1.  Defined Terms.  Unless otherwise defined herein, capitalized terms used
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herein shall have the meanings assigned to them in the Credit Agreement.

  2.  Amendments to Credit Agreement.
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  (a) The following new definition shall be added to Article I of the Credit
Agreement:

  "Combined EBIT Income" or "Combined EBIT Losses" means, for any period, Combined Net Income or Combined Net Loss, as the case may be, for such period,

plus the sum of (a) interest expense and (b) income tax expense, which were
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deductible in determining Combined Net Income or Combined Net Loss for such period."

  (b) Section 7.17 of the Credit Agreement shall be deleted in its entirety and the following new Section 7.17 shall be substituted therefor:

     "7.17 Maximum Operating Losses.  The Company shall not permit Combined EBIT
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     Losses to exceed (a) 2% of Combined Tangible Net Worth in any fiscal quarter ending prior to the fiscal quarter ending February 26, 1998; 5% of Combined Tangible Net Worth for the fiscal quarter ending February 26, 1998; and 2% of Combined Tangible Net Worth for any fiscal quarter ending after February 26, 1998, or 5% of Combined Tangible Net Worth in any period of four consecutive fiscal quarters."

(c)  Item E. "Section 7.17: Maximum Combined Loss" to Schedule 2 of the
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Compliance Certificate shall be deleted in its entirety and the following new
Item E. "Section 7.17: Maximum Operating Loss" to Schedule 2 of the Compliance
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Certificate shall be substituted therefor:

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"E.  SECTION 7.17: MAXIMUM OPERATING LOSS.
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     1.    Combined EBIT Loss for quarter ending on above date:      $_______

     2.    Combined EBIT Loss for Subject Period:                    $_______

     3.    Line B.3 (Combined Tangible Net Worth)                    $_______

           a. 2.0% of Line 3.E. for any fiscal quarter ending prior to February 26,1998;
                 5.0% of Line 3.E. for the fiscal quarter ending
                 February 26, 1998; and
                 2.0% of Line 3.E. for any fiscal quarter ending after
                 February 26, 1998.                                  $_______

           b.    5% of Line E.3.                                     $_______


     Line E.1 not to exceed Line E.3.a.

     Line E.2 not to exceed Line E.3.b."

     3.   Representations and Warranties.  The Company hereby represents and
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warrants to the Agent and the Banks as follows:

          (a)  No Default or Event of Default has occurred and is continuing.

          (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms.

          (c)  The representations and warranties of the Company contained in
Article V of the Credit Agreement (except for the representations and warranties contained in Sections 5.05 and 5.14) are true and correct, except to the extent such representations and warranties relate to an earlier date, in which case they were true and correct as of such earlier date.

          (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

     4.   Effective Date.  This Amendment will become effective as of February
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26, 1998 (the "Effective Date"), provided that the Agent has received from the
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Company and the Majority Banks a duly executed original (or, if elected by the
Agent, an executed facsimile copy) of this Amendment.

     5.   Reservation of Rights.  The Company acknowledges and agrees that the
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execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to forbear or execute similar amendments under the same or similar circumstances in the future.

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     6.   Miscellaneous.
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          (a)  Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

          (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

          (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

          (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

          (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

          (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

          (g) The Company covenants to pay to or reimburse the Agent, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


                             MICRON TECHNOLOGY, INC.


                             By:
                                --------------------------------------
                             Name:
                             Title:

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